                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2004
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                           0-19907                  48-1109495
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(State or other jurisdiction          (Commission              (IRS Employer
 of incorporation)                    File Number)           Identification No.)

224 East Douglas, Suite 700, Wichita, KS                           67202
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(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code: (316) 264-8899
                                                    --------------

                                       N/A
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.
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     On April 7,  2004,  Lone  Star  Steakhouse  & Saloon,  Inc.  issued a press release announcing that it has set a meeting date and a record date for its 2004 annual  meeting of  stockholders.  The Company's  annual meeting will be held on
Wednesday, June 2, 2004 and the record date for stockholders entitled to vote at the meeting is April 23, 2004. For additional information,  reference is made to the press  release  which is  incorporated  herein by reference  and is attached hereto as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ---------------------------------

(c)     Exhibits

        EXHIBIT NO.             EXHIBITS
        -----------             --------

          99.1                  Press Release dated April 7, 2004.

                                   SIGNATURES
                                   ----------

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           LONE STAR STEAKHOUSE & SALOON,
                                           INC.

Dated: April 8, 2004                       By: /s/ John D. White
                                              ----------------------------------
                                              Name:   John D. White
                                              Title:  Executive Vice President